UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 13, 2006
                       ----------------------------------
                        (Date of earliest event reported)


                CITICORP MORTGAGE SECURITIES TRUST, SERIES 2006-1
       (Issuer in Respect of the Citicorp Mortgage Securities, Inc. REMIC
                    Pass-Through Certificates, Series 2006-1)
   -------------------------------------------------------------------------
           (Exact name of issuing entity as specified in its charter)


                       CITICORP MORTGAGE SECURITIES, INC.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)


                               CITIMORTGAGE, INC.
              ---------------------------------------------------
              (Exact name of sponsor as specified in its charter)


       New York                 333-109722-01                      None
 ----------------------------------------------------------------------------
  (State or other juris-    (Commission File No.            (I.R.S. Employer
 diction of organization     of Issuing Entity)            Identification No.)
   of issuing entity)


  1000 Technology Drive, O'Fallon, Missouri                   63368
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Depositor's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 1, 2006 (the "Pooling and Servicing Agreement"), among Citicorp Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Master Servicer, U.S. Bank National Association, as Trustee, and Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent.

     The Pooling and Servicing Agreement governs the Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-1, issued on February 27, 2006.

     The Offered Certificates were sold to Credit Suisse Securities (USA) LLC pursuant to an underwriting agreement, dated January 12, 2006 among Citicorp Mortgage Securities, Inc., Citigroup Inc., and Credit Suisse Securities (USA) LLC. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     The mortgage loans underlying the Certificates were purchased by Citicorp Mortgage Securities, Inc. from CitiMortgage, Inc. pursuant to a mortgage loan purchase agreement, dated February 1, 2006 (the "Mortgage Loan Purchase Agreement"), between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.


ITEM 9.01   Financial Statements and Exhibits
            ----------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
- -----------                          -----------

      (1.1)                          Underwriting Agreement, dated
                                     January 12, 2006 among Citicorp
                                     Mortgage Securities, Inc., Citigroup Inc.
                                     and Credit Suisse Securities (USA) LLC.

      (4.1) Pooling and Servicing Agreement, dated as of February 1, 2006, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

     (10.1) Form of Mortgage Loan Purchase Agreement, dated February 1, 2006, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 13, 2006

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

      (1.1)         Underwriting Agreement, dated                       E
                    January 12, 2006 among the Citicorp
                    Mortgage Securities, Inc., Citigroup Inc.
                    and Credit Suisse Securities (USA) LLC.


      (4.1)         Pooling and Servicing Agreement, dated as           E
                    of February 1, 2006, among Citicorp
                    Mortgage Securities, Inc., CitiMortgage,
                    Inc., U.S. Bank National Association, and
                    Citibank, N.A.

     (10.1)         Form of Mortgage Loan Purchase Agreement, dated     E
                    February 1, 2006, between Citicorp
                    Mortgage Securities, Inc. and CitiMortgage,
                    Inc.